Exhibit 10.30
THIRD AMENDMENT TO PROGRAM MANAGEMENT AGREEMENT
THIS THIRD AMENDMENT TO PROGRAM MANAGEMENT AGREEMENT (this “Third Amendment”), dated as of April 1, 2024, is made by and between Emerald Financial Services, LLC, a Delaware limited liability company (“EFS”), and Pathward, N.A. (f/k/a MetaBank, N.A.), a national bank (“Pathward”).
RECITALS
A.The Parties entered into a Program Management Agreement on August 5, 2020 (the “Original PMA”), in which the Parties agreed that EFS would serve as Pathward’s program manager for the Program.
B.The Parties entered into a First Amendment of the Original PMA on December 20, 2021 (the “First Amendment”, the Original PMA as amended by the First Amendment, the “First Amended PMA”);
C.The Parties entered into a Second Amendment of the Original PMA on October 20 20, 2023 (the “Second Amendment”, the First Amended PMA as amended by the Second Amendment, the “Second Amended PMA”);
D.The Parties desire to amend the Second Amended PMA in the manner set forth in this Third Amendment (the Second Amended PMA, as amended by this Third Amendment, is referred to herein as the “PMA”).
AGREEMENT
ACCORDINGLY, in consideration of the mutual covenants and agreements of the Parties contained herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties agree as follows:
1.Definitions. Capitalized terms not otherwise defined in this Third Amendment will have the meanings set forth in the Second Amended PMA. In addition, Section 1.1 of the Second Amended PMA is amended by inserting the following new defined terms in alphabetical order:
“First Amended PMA” has the meaning set forth in the Recitals of this Third Amendment.
“First Amendment” has the meaning set forth in the Recitals of this Third Amendment.
“Original PMA” has the meaning set forth in the Recitals of this Third Amendment.
“PMA” has the meaning set forth in the Recitals of this Third Amendment.

“Second Amended PMA” has the meaning set forth in the Recitals of this Third Amendment.
“Second Amendment” has the meaning set forth in the Recitals of this Third Amendment.
“Third Amendment Effective Date” means the date set forth in the Preamble of this Third Amendment.
2.Schedule 3.1. Schedule 3.1 (Duties and Responsibilities of the Parties) is amended and restated as set forth in the revised Schedule 3.1 attached hereto.
3.Spruce Product Schedule. Schedule G (Spruce Accounts Product Schedule) is amended and restated as set forth in the revised Schedule G attached hereto.
4.Amendment of Second Amended PMA. The terms and provisions set forth in this Third Amendment will modify and supersede the Sections specifically identified herein as well as all inconsistent terms and provisions set forth in the Second Amended PMA. The table of contents of the Second Amended PMA, and all cross references to Sections of the Second Amended PMA amended or deleted by this Third Amendment, are amended accordingly. All references in the Second Amended PMA or this Third Amendment to the “Agreement” will be deemed to refer to the PMA. Except as amended by this Third Amendment, all other terms and conditions of the Second Amended PMA are hereby ratified and will remain in full force and effect.
5.Interpretation. Each Party acknowledges that its legal counsel participated in the drafting of this Third Amendment, and that this Third Amendment has been fully reviewed and negotiated by the Parties and their respective counsel. Accordingly, in interpreting this Third Amendment, no weight will be placed upon which Party or its counsel drafted the provision being interpreted.
6.Governing Law. This Third Amendment and all rights and obligations hereunder, including matters of construction, validity and performance, will be governed by and construed in accordance with the laws of the State of New York, without regard to its conflict of laws provisions.
7.Counterparts. This Third Amendment may be executed in one or more counterparts (including by electronic transmission), each of which will be deemed to be an original copy of this Third Amendment and all of which, when taken together, will be deemed to constitute one and the same Third Amendment.

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IN WITNESS WHEREOF, the Parties have duly executed this Third Amendment as of the date first written above.

EMERALD FINANCIAL SERVICES, LLC

By:    /s/ Jim Koger
Name: Jim Koger
Title: President
PATHWARD, N.A.
By:     /s/ Anthony Sharett
Name: Anthony Sharett
Title: President